UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Act of 1934

Date of Report (Date of earliest event reported): July 22, 2015

THE VALSPAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3011	36-2443580
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1101 South 3rd Street, Minneapolis, Minnesota	55415
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (612) 851-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

This current Report on Form 8-K (this “Report”) is filed for the purpose of incorporating the contents of this Report in the Registration Statement on Form S-3 (No. 333-201521) (the “Registration Statement”) and filing the attached Exhibit 12 as an exhibit to the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

12	Computation of Ratio of Earnings to Fixed Charges for each of the five fiscal years ended October 31, 2014, October 25, 2013, October 26, 2012, October 28, 2011 and October 29, 2010, respectively, and the six month period ended May 1, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE VALSPAR CORPORATION

Dated: July 22, 2015	/s/ Rolf Engh
ROLF ENGH, Secretary

Exhibit Index

12	Computation of Ratio of Earnings to Fixed Charges for each of the five fiscal years ended October 31, 2014, October 25, 2013, October 26, 2012, October 28, 2011 and October 29, 2010, respectively, and the six month period ended May 1, 2015.